The Eaton Vance Investment Trust
For the Limited Maturity Municipals Portfolio

[LOGO]

Annual Shareholder Report
March 31, 1997

Portfolios     Officers                                   Independent Trustees

               Thomas J. Fetter                           Donald R. Dwight
               President                                  President, Dwight Partners, Inc.
                                                          Chairman, Newspapers of
               James B. Hawkes                            New England, Inc.
               Vice President and Trustee
                                                          Samuel L. Hayes, III
               Robert B. MacIntosh                        Jacob H. Schiff Professor of Investment
               Vice President                             Banking, Harvard University Graduate
                                                          School of Business Administration
               William H. Ahern, Jr.
               Vice President and Portfolio Manager of    Norton H. Reamer
               Connecticut, Florida, Massachusetts        President and Director,
               Michigan, New Jersey, and Ohio Limited     United Asset Management Corporation
               Maturity Municipals Portfolios
                                                          John L. Thorndike
               Nicole Anderes                             Director, Fiduciary Company Incorporated
               Vice President and Portfolio Manager
               of Pennsylvania Limited Maturity           Jack L. Treynor
               Municipals Portfolio                       Investment Adviser
                                                          and Consultant
               Timothy T. Browse
               Vice President and Portfolio Manager
               of Pennsylvania Limited Maturity
               Municipals Portfolio

               Cynthia J. Clemson
               Vice President and Portfolio Manager
               of California Limited Maturity
               Municipals Portfolio

               James L. O'Connor
               Treasurer

               Thomas Otis
               Secretary


                     Limited Maturity Municipals Portfolio
                              Financial Statements

                      Statements of Assets and Liabilities

---------------------------------------------------------------------------
                                 March 31, 1997
---------------------------------------------------------------------------

                                                       Florida
                                                       Limited
                                                      Portfolio
                                                    --------------
Assets:
 Investments --
  Identified cost                                   $ 90,512,005
  Unrealized appreciation                                441,070
                                                    -------------
 Investments at value (Note 1A)                     $ 90,953,075
 Cash                                                        778
 Receivable for investments sold                       1,827,129
 Interest receivable                                   2,001,265
 Receivable for variation margin on
  open financial futures contracts (Note 1E)              11,719
 Deferred organization expenses (Note 1D)                  4,582
                                                    -------------
   Total assets                                     $ 94,798,548
                                                    -------------
Liabilities:
 Payable for investments purchased                  $  1,834,573
 Demand note payable (Note 5)                             45,000
 Payable to affiliate for Trustees' fees (Note 2)          2,256
 Accrued expenses                                          7,527
                                                    -------------
   Total liabilities                                $  1,889,356
                                                    -------------
Net Assets applicable to investors'
 interest in Portfolio                              $ 92,909,192
                                                    =============
Sources of Net Assets:
 Net proceeds from capital contributions
  and withdrawals                                   $ 92,259,978
 Net unrealized appreciation of investments
  and financial futures contracts (computed
  on the basis of identified cost)                       649,214
                                                    -------------
   Total                                            $ 92,909,192
                                                    =============

                       See notes to financial statements

                            Statements of Operations

---------------------------------------------------------------------------
                            Year Ended March 31, 1997
---------------------------------------------------------------------------

                                                           Florida
                                                           Limited
                                                          Portfolio
                                                       --------------
Investment Income (Note 1B):
 Interest income                                        $  5,988,431
                                                        ------------
 Expenses
  Investment adviser fee (Note 2)                       $    508,203
  Compensation of Trustees not members of the
   Administrator's organization (Note 2)                       8,728
  Custodian fee (Note 1H)                                     63,236
  Legal and accounting services                               23,929
  Bond pricing                                                 8,970
  Amortization of organization expenses
   (Note 1D)                                                   4,205
  Miscellaneous                                               24,387
                                                        ------------
   Total expenses                                       $    641,658
                                                        ------------
 Deduct --
  Reduction of investment adviser fee (Note 2)          $         --
  Reduction of custodian fee (Note 1H)                        21,381
                                                        ------------
   Total expense reductions                             $     21,381
                                                        ------------
    Net expenses                                        $    620,277
                                                        ------------
     Net investment income                              $  5,368,154
                                                        ------------
Realized and Unrealized Gain
 (Loss) on Investments:
 Net realized gain (loss) --
  Investment transactions (identified cost basis)       $    426,609
  Financial futures contracts                               (772,529)
                                                        -------------
   Net realized gain (loss)                             $   (345,920)
                                                        -------------
 Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                   $ (1,862,868)
  Financial futures contracts                                208,144
                                                        -------------
     Net change in unrealized appreciation              $ (1,654,724)
                                                        -------------
      Net realized and unrealized gain (loss)           $ (2,000,644)
                                                        -------------
       Net increase in net assets
        from operations                                 $  3,367,510
                                                        =============


                       See notes to financial statements

                      Statements of Changes in Net Assets

---------------------------------------------------------------------------
                            Year Ended March 31, 1997
---------------------------------------------------------------------------

                                                    Florida
                                                    Limited
                                                   Portfolio
                                                 ---------------
Increase (Decrease) in Net Assets:
 From operations --
  Net investment income                           $   5,368,154
  Net realized gain (loss) on
   investment transactions                             (345,920)
  Change in unrealized appreciation                  (1,654,724)
                                                  --------------
   Net increase in net assets
    from operations                               $   3,367,510
                                                  --------------
 Capital transactions --
  Contributions                                   $   4,859,506
  Withdrawals                                       (43,152,835)
                                                  --------------
   Net decrease in net assets resulting from
    capital transactions                          $ (38,293,329)
                                                  --------------
    Net decrease in net assets                    $ (34,925,819)

Net Assets:
 At beginning of year                               127,835,011
                                                  --------------
 At end of year                                   $  92,909,192
                                                  ==============

                       See notes to financial statements

                       Statements of Changes in Net Assets

---------------------------------------------------------------------------
                            Year Ended March 31, 1996
---------------------------------------------------------------------------

                                              Florida
                                              Limited
                                             Portfolio
                                           --------------
Increase (Decrease) in Net Assets:
 From operations --
  Net investment income                     $   6,849,405
  Net realized gain (loss) on
   investment transactions                        295,731
  Change in unrealized appreciation             1,590,260
                                            -------------
   Net increase in net assets
    from operations                         $   8,735,396
                                            -------------
 Capital transactions --
  Contributions                             $  10,648,982
  Withdrawals                                 (56,128,282)
                                            -------------
   Net decrease in net assets resulting
    from capital transactions               $ (45,479,300)
                                            -------------
    Net decrease in net assets              $ (36,743,904)

Net Assets:
 At beginning of year                         164,578,915
                                            -------------
 At end of year                             $ 127,835,011
                                            =============

                       See notes to financial statements

                               Supplementary Data

------------------------------------------------------------------------------

                                               Florida Limited Portfolio
                                     ------------------------------------------
                                                  Year Ended March 31,
                                     ------------------------------------------
                                       1997       1996        1995      1994*
                                     --------   --------    --------   --------
Ratios to average daily net
 assets:
 Expenses (1)                          0.59%       0.55%       0.52%     0.49%+
 Net expenses, after custodian
  fee reduction                        0.57%       0.54%         --        --
 Net investment income                 4.90%       4.73%       4.73%     4.53%+
Portfolio Turnover                       66%         20%         44%         8%
Net Assets, end of period
 (000 omitted)                       $92,909    $127,835    $164,579   $185,977

 +  Annualized.

 *  For the period from the start of business, May 3, 1993, to March 31, 1994.

(1) The expense ratios for the years ended March 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

                          Notes to Financial Statements

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(1) Significant Accounting Policies

California Limited Maturity Municipals Portfolio (California Limited Portfolio), Connecticut Limited Maturity Municipals Portfolio (Connecticut Limited Portfolio), Florida Limited Maturity Municipals Portfolio (Florida Limited Portfolio), Massachusetts Limited Maturity Municipals Portfolio (Massachusetts Limited Portfolio), Michigan Limited Maturity Municipals Portfolio (Michigan Limited Portfolio), New Jersey Limited Maturity Municipals Portfolio (New Jersey Limited Portfolio), New York Limited Maturity Municipals Portfolio (New York Limited Portfolio), Ohio Limited Maturity Municipals Portfolio (Ohio Limited Portfolio) and Pennsylvania Limited Maturity Municipals Portfolio (Pennsylvania Limited Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. Federal Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization, including registration costs, are being amortized on a straight-line basis over five years, beginning on the date each Fund commenced operations.

E. Financial Futures Contracts -- Upon entering a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction is greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

G. When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on settlement date.

H. Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits

-------------------------------------------------------------------------------
which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reflected as a reduction of expenses on the statement of operations.

I. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

J. Other -- Investment transactions are accounted for on a trade date basis.

-------------------------------------------------------------------------------

(2) Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended March 31, 1997, each Portfolio incurred advisory fees as follows:

Portfolio                 Amount       Effective Rate
-----------------------   ----------   ---------------
California Limited        $239,320         0.47%
Connecticut Limited         64,492         0.47%
Florida Limited            508,203         0.46%
Massachusetts Limited      385,610         0.47%
Michigan Limited            83,756         0.48%
New Jersey Limited         324,454         0.47%
New York Limited           557,305         0.46%
Ohio Limited               146,515         0.48%
Pennsylvania Limited       375,224         0.47%

To enhance the net income of the Connecticut Limited Portfolio, BMR made a reduction of its fee in the amount of $32,497.

Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 1997, no significant amounts have been deferred.

Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

---------------------------------------------------------------------------

(3) Investments

Purchases and sales of investments, other than U.S. Government securities, put option transactions and short-term obligations, for the year ended March 31, 1997 were as follows:

               California       Connecticut       Florida        Massachusetts     Michigan
                Limited          Limited          Limited          Limited         Limited
               Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
               -------------   -------------   -------------    ---------------   -----------
Purchases      $28,784,757      $6,190,195      $70,750,321     $50,757,550       $4,839,639
Sales           46,006,048       8,563,337      102,106,262      82,537,912       10,872,883

                New Jersey       New York           Ohio        Pennsylvania
                 Limited          Limited          Limited        Limited
                Portfolio        Portfolio        Portfolio      Portfolio
               -------------   --------------   -------------   -------------
Purchases      $25,394,155     $ 69,170,036     $10,295,734     $39,990,076
Sales           46,414,717      106,987,883      14,960,465      64,446,380

-------------------------------------------------------------------------------

(4) Federal Income Tax Basis of Investments

The cost and unrealized appreciation/depreciation in value of the investments owned by each Portfolio at March 31, 1997, as computed on a federal income tax basis, are as follows:

                                   California      Connecticut       Florida       Massachusetts      Michigan
                                    Limited         Limited          Limited         Limited           Limited
                                   Portfolio       Portfolio        Portfolio       Portfolio         Portfolio
                                  -------------   -------------   --------------   ---------------   ------------
Aggregate cost                     $41,774,003     $11,956,737     $90,512,005      $67,029,171      $14,096,910
                                   ============    ============    ============     ============     ============
Gross unrealized appreciation      $   832,712     $   187,375     $ 1,291,406      $ 1,067,203      $   495,155
Gross unrealized depreciation         (217,833)        (78,496)       (850,336)        (478,709)        (101,931)
                                   ------------    ------------    ------------     ------------    ------------
 Net unrealized appreciation       $   614,879     $   108,879     $   441,070      $   588,494      $   393,224
                                   ============    ============    ============     ============     ============


                                    New Jersey       New York          Ohio        Pennsylvania
                                     Limited         Limited          Limited        Limited
                                    Portfolio       Portfolio        Portfolio      Portfolio
                                  --------------   -------------   -------------   -------------
Aggregate cost                     $56,492,991      $97,740,065     $27,768,855     $65,161,613
                                   ============     ============    ============    ============
Gross unrealized appreciation      $ 1,372,834      $   961,923     $   519,339     $ 1,147,269
Gross unrealized depreciation         (265,632)        (849,224)       (134,051)       (462,744)
                                   ------------     ------------    ------------    ------------
 Net unrealized appreciation       $ 1,107,202      $   112,699     $   385,288     $   684,525
                                   ============     ============    ============    ============


-------------------------------------------------------------------------------

(5) Line of Credit

The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit with a group of banks. Borrowings will be made by the Portfolios or Funds solely to facilitate the handling of unusual or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At March 31, 1997 the California Limited Portfolio, Florida Limited Portfolio, Massachusetts Limited Portfolio, New Jersey Limited Portfolio, New York Limited Portfolio, and Pennsylvania Limited Portfolio had a balance outstanding pursuant to this line of credit of $907,000, $45,000, $263,000, $206,000, $318,000, and $735,000, respectively. The
Portfolios did not have any significant borrowings or allocated fees during the year ended March 31, 1997.

---------------------------------------------------------------------------

(6) Financial Instruments

The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at March 31, 1997, were as follows:

                      Futures Contracts                                              Net Unrealized
Limited Portfolio     Expiration Date             Contracts             Position     Appreciation
-------------------   -------------------   -------------------------   ----------   ---------------
California            6/97                   35 U.S. Treasury Bonds      Short          $ 97,135
Florida               6/97                   75 U.S. Treasury Bonds      Short           208,144
Massachusetts         6/97                   65 U.S. Treasury Bonds      Short           180,391
New York              6/97                  135 U.S. Treasury Bonds      Short           374,659


At March 31, 1997, the Portfolios had sufficient cash and/or securities segregated to cover margin requirements on open futures contracts.

                          Independent Auditors' Report

-------------------------------------------------------------------------------

To the Trustees and Investors of

California Limited Maturity Municipals Portfolio

Connecticut Limited Maturity Municipals Portfolio

Florida Limited Maturity Municipals Portfolio

Massachusetts Limited Maturity Municipals Portfolio

Michigan Limited Maturity Municipals Portfolio

New Jersey Limited Maturity Municipals Portfolio

New York Limited Maturity Municipals Portfolio

Ohio Limited Maturity Municipals Portfolio

Pennsylvania Limited Maturity Municipals Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of California Limited Maturity Municipals Portfolio, Connecticut Limited Maturity Municipals Portfolio, Florida Limited Maturity Municipals Portfolio, Massachusetts Limited Maturity Municipals Portfolio, Michigan Limited Maturity Municipals Portfolio, New Jersey Limited Maturity Municipals Portfolio, New York Limited Maturity Municipals Portfolio, Ohio Limited Maturity Municipals Portfolio, and Pennsylvania Limited Maturity Municipals Portfolio (the Portfolios) as of March 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1997 and 1996 and the supplementary data for each of the years in the four year period ended March 31, 1997. These financial statements and supplementary data are the responsibility of the Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the aforementioned Portfolios as of March 31, 1997, the results of their operations, the changes in their net assets, and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.


                                                       DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 2, 1997